Management and assessment of financial risks	12 Months Ended
Dec. 31, 2021
Management and assessment of financial risks
Management and assessment of financial risks

Note 22: Management and assessment of financial risks

Biophytis may find itself exposed to various types of financial risk, including market risk, liquidity risk and credit risk. Biophytis is implementing measures consistent with the size of the Company to minimize the potentially adverse effects of those risks on its financial performance.

Biophytis’ policy prohibits the use of financial instruments for speculative purposes.

Market risk

Interest rate risk

Interest rate risk reflects the Company’s exposure to fluctuations in interest rates in the market.

Changes in interest rate could affect returns achieved on cash and fixed-term deposits but this risk is not considered material given the current low returns on deposits held by the Company.

Change in interest rate could affect the statement of consolidated operations for financial liabilities but this risk is considered as not significant given the implementation by the Company of debts bearing fixed interest rate.

Foreign exchange risk

The major risks linked to foreign exchange rate are considered not significant due to the low level of activity of its foreign subsidiaries.

The Company currently does not use hedging instruments to protect its activity from exchange rate fluctuations. However, any major development in its activity may result in an increase of its exposure to exchange rate risk. Should such increase materialize, the Company may consider adopting an appropriate policy to hedge such risks.

Equity risk

The Company entered into ORNANE agreement with Atlas and Negma, loan agreement and bonds issue agreement with Kreos providing financing through the issuance of multiple tranches of convertible notes eventually with attached warrants. As part of these agreements, the Company is exposed to changes in the market price of its own shares

Credit risk

Credit risk is linked to deposits with banks and financial institutions.

The Company seeks to minimize the risk related to banks and financial institutions by placing cash deposits with highly rated financial institutions. The maximum level of the credit risk corresponds to the book value of the financial assets. As outstanding receivables consist primarily of Research Tax Credit “CIR” granted by the French government, the Company does not carry significant credit risk.

Liquidity risk

Since its incorporation, the Company has funded its operations and growth by strengthening its shareholders’ equity through capital increases (including the capital increase realized during its French IPO in July 2015), bank loans and notes, and obtaining public aid for innovation and reimbursement of CIR receivables, including the prefinancing arrangement initiated in 2020.

Significant research and development expenses have been incurred since inception generating negative cash flows from operating activities of €15,051 thousand, €9,743 thousand and €23,795 thousand for the years ended December 31, 2019, 2020 and 2021, respectively.

The following table discloses aggregate information about material contractual obligations and periods in which payments were due as of December 31, 2021. Future events could cause actual payments to differ from these estimates.

	Year ended				Thereafter
	December 31, 2021	2022	2023 / 2024	2025 / 2026	More than 5
Amounts in thousands of euros)	Total	Less than 1 year	1-3 years	3-5 years	years
Non-convertible bonds issued to Kreos (a)	5,548	2,282	3,015	251	—
Conditional advances	1,354	379	620	195	160
Lease liability	446	221	226	—	—
Licence agreements (d)	180	15	110	55	(d)

Convertible notes issued to Kreos(b)	2,945	214	428	2,303	—
Convertible notes ATLAS (c)	5,600	5,600	—	—	—
Financial liabilities related to the prefinancing of a portion of the research tax credit receivables	3,450	3,450	—	—	—
Derivative instruments	1,704	788	916	—	—
Total	21,001	12,799	5,238	2,804	160
(a)The contractual obligations related to non-convertible bonds issued to Kreos include the principal repayments and the 10% annual interest payments for the non-convertible bonds.
(b)On November 19, 2021, we signed a new KREOS venture loan agreement with a €2.25 million convertible bonds issuance. The contractual obligations related to convertible notes issued to Kreos include the principal repayments and the 9.5% annual interest payments for the non-convertible bonds.
(c)In April 2020, we signed a new convertible note financing of €24 million from ATLAS to continue the development of Sarconeos (BIO101) through the issuance of multiple convertible notes. Holders of ORNANE may request at any time to convert them during their maturity period, and at that time, we will be able to redeem the ORNANE in cash. At the end of the term, and if the ORNANE have not yet been converted or redeemed, the holder will have to convert them. We issued a first tranche of €3 million on April 29, 2020, a second tranche of €3 million on June 19, 2020, a third tranche of €3 million on August 28, 2020, a fourth and fifth tranches of €6 million on May 27, 2021, a sixth and seventh tranches of €6 million on September 20, 2021 and a eight tranche of €3 million on December 20, 2021. As of December 31, 2021, there are 224 outstanding convertible notes issued to ATLAS.
(d)The Company signed several agreements to license industrial property to further our research and developments efforts with royalties due to the counterparties that are variable starting the year after the first marketing of a product and royalty arrangements (see Note 21). However, there are certain guaranteed annual minimum amounts due starting in various future years. These guaranteed annual minimum amounts are shown in the table above. Other than these minimum guaranteed amounts (as further described below), amounts of royalties to be paid after 2024 cannot be determined precisely and therefore, no royalties amounts are included in the table above.

The Financial Statements have been approved on a going concern basis by the Board of Directors (refer to Note 2.1).

The Company will continue to have major funding requirements in the future to support the development of its drug candidates. The precise extent of funding required is difficult to predict accurately and will depend in part on factors outside the Company’s control. Areas subject to significant uncertainty include, but are not limited to:

●	The Company’s ability to conduct successful clinical trials, including the capacity to recruit patients in a timely-manner for the Company’s clinical trials;
●	the change in the regulatory landscape; and
●	the approval for other drugs on the market that may potentially reduce the attractiveness for the Company’s drug candidates.

Should the Company find itself unable to finance its own growth through partnership agreements, the Company would be dependent on other sources of financing, including equity and/or debt funding or research grants.